Exhibit 99.2

Supplemental Financial Information

Second Quarter 2024

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of non-GAAP financial measures	3
Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4
Financial results and other statistical data	5
Statements of income	6
Reconciliation of statement of income GAAP to non-GAAP financial measures	7-8
Segment operating results
Term Life Insurance segment - financial results, financial analysis, and key statistics	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12
Senior Health segment - financial results, financial analysis, and key statistics	13
Corporate & Other Distributed Products segment - financial results	14
Investment portfolio	15-17
Five-year historical key statistics	18

This document may contain forward-looking statements and information. Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2023.

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Preface	PRIMERICA, INC. Financial Supplement

Second Quarter 2024

This document is a financial supplement to our first quarter 2024 earnings release. It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions. Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

• Operating adjustments exclude the impact of investment gains/losses, including credit impairments and mark-to-market (MTM) investment adjustments. We exclude investment gains/losses, including credit impairments, and MTM investment adjustments in measuring adjusted operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity or sale that are not directly associated with the Company's insurance operations. Operating adjustments also exclude the gain recognized for insurance proceeds from a Representation and Warranty insurance policy negotiated and purchased in connection with the acquisition of e-TeleQuote. We exclude this as it represents a non-recurring item that causes incomparability in the Company’s results. Operating adjustments also exclude non-cash goodwill and intangible asset impairment charges as non-recurring items that cause incomparability between period-over-period results. Operating adjustments also exclude restructuring and related charges incurred with the exit of our senior health business. We exclude these charges as they are not useful in evaluating the Company’s ongoing operations. Adjusted net operating income and diluted adjusted operating earnings per share also exclude the tax effect of pre-tax operating adjustments, the deferred tax benefit recognized in association with the impairment of intangible assets and the valuation allowance recognized for state net operating losses (NOLs) in the Company’s Senior Health segment. We exclude these items from our non-GAAP financial measures as they represent the tax effect of pre-tax operating adjustments and/or non-recurring items that will cause incomparability between period-over-period results.

• Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets. We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is sold. Adjusted stockholders' equity also excludes the difference in future policy benefits calculated using the current discount rate and future policy benefits calculated using the locked-in discount rate at contract issuance recognized in accumulated other comprehensive income. We exclude the impact from the difference in the discount rate in measuring adjusted stockholders' equity as it is caused by market movements in interest rates that are not permanent and may not align with the cash flow we will ultimately incur when policy benefits are settled.

• IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we coinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. that were executed concurrent with our initial public offering (IPO). We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes these non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business. Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item. Certain items throughout this supplement are noted as ‘na’ to indicate not applicable. Certain variances are noted as ‘nm’ to indicate not meaningful. Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

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Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Mar 31, 2023	Jun 30, 2023	Sep 30, 2023	Dec 31, 2023	Mar 31, 2024	Jun 30, 2024	Sep 30, 2024	Dec 31, 2024
Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$3,246,388	$3,226,056	$3,174,938	$3,432,129	$3,456,543	$3,502,298
Securities held to maturity	1,460,000	1,433,520	1,417,460	1,386,980	1,376,400	1,353,370
Total investments and cash	4,706,388	4,659,576	4,592,398	4,819,109	4,832,943	4,855,668
Reinsurance recoverables	3,217,354	3,084,520	2,954,245	3,015,777	2,920,417	2,833,055
Deferred policy acquisition costs	3,250,753	3,319,844	3,374,627	3,447,234	3,503,940	3,566,126
Goodwill	127,707	127,707	127,707	127,707	127,707	—
Other assets	1,191,286	1,201,266	1,200,647	1,222,064	1,189,436	1,056,890
Separate account assets	2,329,968	2,358,823	2,183,435	2,395,842	2,334,911	2,253,966
Total assets	$14,823,457	$14,751,736	$14,433,059	$15,027,732	$14,909,354	$14,565,704

Liabilities:
Future policy benefits	$6,561,624	$6,491,564	$6,045,151	$6,742,025	$6,548,050	$6,436,332
Other policy liabilities	996,747	970,198	938,665	963,773	954,350	908,419
Income taxes	201,850	169,487	227,866	135,248	197,714	135,050
Other liabilities	659,734	642,149	636,927	644,792	641,836	672,058
Debt obligations	593,106	593,307	593,508	593,709	593,909	594,110
Surplus note	1,459,565	1,433,101	1,417,056	1,386,592	1,376,028	1,353,014
Payable under securities lending	74,452	77,643	77,956	99,785	76,648	90,995
Separate account liabilities	2,329,968	2,358,823	2,183,435	2,395,842	2,334,911	2,253,966
Total liabilities	12,877,046	12,736,272	12,120,564	12,961,765	12,723,446	12,443,945

Stockholders’ equity:
Common stock ($0.01 par value) (1)	364	358	353	350	346	340
Paid-in capital	—	—	—	—	—	—
Retained earnings	2,177,428	2,190,223	2,215,378	2,276,947	2,285,937	2,122,832
Treasury stock	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized gains (losses)	(208,157)	(226,250)	(269,604)	(170,008)	(181,537)	(187,346)
Effect of change in discount rate assumptions on the liability for future policy benefits	(11,966)	55,386	377,637	(39,086)	92,853	201,441
Cumulative translation adjustment	(11,259)	(4,253)	(11,269)	(2,235)	(11,691)	(15,507)
Total stockholders’ equity	1,946,411	2,015,464	2,312,495	2,065,967	2,185,908	2,121,759
Total liabilities and stockholders' equity	$14,823,457	$14,751,736	$14,433,059	$15,027,732	$14,909,354	$14,565,704

Reconciliation of Total Stockholders' Equity to Adjusted Stockholders' Equity
Total stockholders' equity	$1,946,411	$2,015,464	$2,312,495	$2,065,967	$2,185,908	$2,121,759
Less: Net unrealized gains (losses)	(208,157)	(226,250)	(269,604)	(170,008)	(181,537)	(187,346)
Less: Effect of change in discount rate assumptions on the liability for future policy benefits	(11,966)	55,386	377,637	(39,086)	92,853	201,441
Adjusted stockholders’ equity	$2,166,533	$2,186,328	$2,204,462	$2,275,062	$2,274,592	$2,107,665

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$2,141,707	$2,166,533	$2,186,328	$2,204,462	$2,275,062	$2,274,592
Net Income	128,099	144,504	152,063	151,935	137,904	1,171
Shareholder dividends	(23,910)	(23,598)	(23,336)	(22,870)	(26,256)	(25,835)
Retirement of shares and warrants	(96,323)	(112,606)	(106,479)	(72,886)	(116,570)	(142,744)
Net foreign currency translation adjustment	1,020	7,005	(7,016)	9,035	(9,456)	(3,817)
Other, net	15,941	4,490	2,902	5,386	13,909	4,297
Balance, end of period	$2,166,533	$2,186,328	$2,204,462	$2,275,062	$2,274,592	$2,107,665

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$3,188,502	$3,250,753	$3,319,844	$3,374,627	$3,447,234	$3,503,940
General expenses deferred	10,777	10,692	10,764	9,910	11,156	11,235
Commission costs deferred	118,386	119,676	119,976	125,335	125,811	127,800
Amortization of deferred policy acquisition costs	(67,923)	(68,110)	(69,405)	(70,378)	(72,049)	(73,643)
Foreign currency impact and other, net	1,011	6,833	(6,551)	7,739	(8,211)	(3,207)
Balance, end of period	$3,250,753	$3,319,844	$3,374,627	$3,447,234	$3,503,940	$3,566,126

(1)
Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

															YOY Q2							YOY YTD
(Dollars in thousands, except per-share data)	Q1 2023		Q2 2023		Q3 2023		Q4 2023		Q1 2024		Q2 2024		Q3 2024	Q4 2024	$ Change		% Change	YTD 2023		YTD 2024		$ Change		% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	36,709,525		36,215,232		35,760,090		35,148,919		34,882,824		34,383,344				(1,831,888)		-5.1%	36,461,013		34,633,084		(1,827,929)		-5.0%

Net income	$128,099		$144,504		$152,063		$151,935		$137,904		$1,171				$(143,334)		-99.2%	$272,603		$139,074		$(133,529)		-49.0%
Less income attributable to unvested participating securities	(579)		(609)		(643)		(648)		(572)		(96)				513		84.2%	(1,190)		(547)		643		54.1%
Net income used in computing basic EPS	$127,520		$143,896		$151,420		$151,287		$137,331		$1,075				$(142,821)		-99.3%	$271,413		$138,528		$(132,885)		-49.0%
Basic earnings per share	$3.47		$3.97		$4.23		$4.30		$3.94		$0.03				$(3.94)		-99.2%	$7.44		$4.00		$(3.44)		-46.2%

Adjusted net operating income	$131,883		$145,407		$153,804		$150,354		$137,005		$162,746				$17,339		11.9%	$277,290		$299,751		$22,460		8.1%
Less operating income attributable to unvested participating securities	(596)		(612)		(650)		(642)		(569)		(604)				9		1.5%	(1,210)		(1,178)		32		2.6%
Adjusted net operating income used in computing basic operating EPS	$131,288		$144,794		$153,154		$149,713		$136,436		$162,142				$17,348		12.0%	$276,080		$298,572		$22,492		8.1%
Basic adjusted operating income per share	$3.58		$4.00		$4.28		$4.26		$3.91		$4.72				$0.72		18.0%	$7.57		$8.62		$1.05		13.9%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	36,709,525		36,215,232		35,760,090		35,148,919		34,882,824		34,383,344				(1,831,888)		-5.1%	36,461,013		34,633,084		(1,827,929)		-5.0%
Dilutive impact of contingently issuable shares	94,123		74,712		62,182		59,473		53,938		56,591				(18,121)		-24.3%	84,418		55,265		(29,153)		-34.5%
Shares used to calculate diluted EPS	36,803,648		36,289,944		35,822,272		35,208,392		34,936,762		34,439,935				(1,850,009)		-5.1%	36,545,431		34,688,349		(1,857,082)		-5.1%

Net income	$128,099		$144,504		$152,063		$151,935		$137,904		$1,171				$(143,334)		-99.2%	$272,603		$139,074		$(133,529)		-49.0%
Less income attributable to unvested participating securities	(577)		(608)		(642)		(647)		(572)		(96)				512		84.2%	(1,188)		(546)		641		54.0%
Net income used in computing diluted EPS	$127,521		$143,897		$151,421		$151,288		$137,332		$1,075				$(142,822)		-99.3%	$271,415		$138,528		$(132,887)		-49.0%
Diluted earnings per share	$3.46		$3.97		$4.23		$4.30		$3.93		$0.03				$(3.94)		-99.2%	$7.43		$3.99		$(3.44)		-46.3%

Adjusted net operating income	$131,883		$145,407		$153,804		$150,354		$137,005		$162,746				$17,339		11.9%	$277,290		$299,751		$22,460		8.1%
Less operating income attributable to unvested participating securities	(595)		(611)		(649)		(641)		(568)		(603)				9		1.4%	(1,208)		(1,177)		31		2.6%
Adjusted net operating income used in computing diluted operating EPS	$131,289		$144,795		$153,155		$149,714		$136,437		$162,143				$17,348		12.0%	$276,082		$298,574		$22,492		8.1%
Diluted adjusted operating income per share	$3.57		$3.99		$4.28		$4.25		$3.91		$4.71				$0.72		18.0%	$7.55		$8.61		$1.06		14.0%

Annualized Return on Equity
Average stockholders' equity	$1,988,832		$1,980,938		$2,163,980		$2,189,231		$2,125,938		$2,153,834				$172,896		8.7%	$1,984,885		$2,139,886		$155,001		7.8%
Average adjusted stockholders' equity	$2,154,120		$2,176,431		$2,195,395		$2,239,762		$2,274,827		$2,191,128				$14,698		0.7%	$2,165,275		$2,232,978		$67,702		3.1%

Net income return on stockholders' equity	25.8%		29.2%		28.1%		27.8%		25.9%		0.2%				-29.0%		nm	27.5%		13.0%		-14.5%		nm
Net income return on adjusted stockholders' equity	23.8%		26.6%		27.7%		27.1%		24.2%		0.2%				-26.3%		nm	25.2%		12.5%		-12.7%		nm

Adjusted net operating income return on adjusted stockholders' equity	24.5%		26.7%		28.0%		26.9%		24.1%		29.7%				3.0%		nm	25.6%		26.8%		1.2%		nm

Capital Structure
Debt-to-capital (1)	23.4%		22.7%		20.4%		22.3%		21.4%		21.9%				-0.9%		nm	22.7%		21.9%		-0.9%		nm
Debt-to-capital, excluding AOCI (1)	21.4%		21.3%		21.1%		20.7%		20.6%		21.9%				0.6%		nm	21.3%		21.9%		0.6%		nm

Cash and invested assets to stockholders' equity	2.4	x	2.3	x	2.0	x	2.3	x	2.2	x	2.3	x			(0.0	x)	nm	2.3	x	2.3	x	(0.0	x)	nm
Cash and invested assets to adjusted stockholders' equity	2.2	x	2.1	x	2.1	x	2.1	x	2.1	x	2.3	x			0.2	x	nm	2.1	x	2.3	x	0.2	x	nm

Share count, end of period (2)	36,407,876		35,845,525		35,342,474		34,995,613		34,609,005		33,993,897				(1,851,628)		-5.2%	35,845,525		33,993,897		(1,851,628)		-5.2%
Adjusted stockholders' equity per share	$59.51		$60.99		$62.37		$65.01		$65.72		$62.00				$1.01		1.7%	$60.99		$62.00		$1.01		1.7%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A1		A1		A1		A1		A1		A1				na		na	na		na		na		na
S&P	AA-		AA-		AA-		AA-		AA-		AA-				na		na	na		na		na		na
A.M. Best	A+		A+		A+		A+		A+		A+				na		na	na		na		na		na

Holding Company Senior Debt Ratings
Moody's	Baa1		Baa1		Baa1		Baa1		Baa1		Baa1				na		na	na		na		na		na
S&P	A-		A-		A-		A-		A-		A-				na		na	na		na		na		na
A.M. Best	a-		a-		a-		a-		a-		a-				na		na	na		na		na		na

(1)
Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)
Share count reflects outstanding common shares, which excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

									YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change	YTD 2023	YTD 2024	$ Change	% Change
Statements of Income
Revenues:
Direct premiums	$817,872	$828,296	$831,681	$834,275	$841,046	$845,358			$17,062	2.1%	$1,646,169	$1,686,404	$40,236	2.4%
Ceded premiums	(405,347)	(425,266)	(411,015)	(410,182)	(409,764)	(427,561)			(2,295)	-0.5%	(830,613)	(837,325)	(6,712)	-0.8%
Net premiums	412,525	403,030	420,666	424,093	431,283	417,797			14,767	3.7%	815,555	849,079	33,524	4.1%
Net investment income	31,065	32,398	34,730	37,644	37,806	38,452			6,054	18.7%	63,462	76,258	12,796	20.2%
Commissions and fees:
Sales-based (1)	72,388	74,958	72,996	76,274	88,746	101,178			26,220	35.0%	147,346	189,924	42,577	28.9%
Asset-based (2)	111,904	113,335	119,413	118,303	128,532	132,765			19,430	17.1%	225,239	261,297	36,058	16.0%
Account-based (3)	22,790	23,095	23,344	23,960	23,180	23,740			644	2.8%	45,886	46,919	1,034	2.3%
Other commissions and fees	24,464	21,742	23,149	28,300	14,563	22,087			345	1.6%	46,206	36,650	(9,556)	-20.7%
Investment (losses) gains	(4,608)	(328)	(1,795)	835	1,305	(99)			228	nm	(4,936)	1,206	6,142	nm
Other, net	19,508	20,155	18,429	16,929	17,415	67,457			47,302	nm	39,663	84,871	45,208	114.0%
Total revenues	690,036	688,385	710,932	726,338	742,829	803,375			114,990	16.7%	1,378,422	1,546,205	167,783	12.2%
Benefits and expenses:
Benefits and claims	163,267	148,911	162,062	168,739	166,321	150,030			1,118	0.8%	312,179	316,351	4,172	1.3%
Future policy benefits remeasurement (gain)/loss	559	(1,867)	179	746	55	(4,329)			(2,463)	-131.9%	(1,308)	(4,274)	(2,966)	nm
Amortization of DAC	67,923	68,110	69,405	70,378	72,049	73,643			5,533	8.1%	136,033	145,692	9,659	7.1%
Insurance commissions	8,138	9,142	7,911	9,030	9,634	7,399			(1,743)	-19.1%	17,281	17,033	(248)	-1.4%
Insurance expenses	61,125	59,093	57,821	57,420	63,149	62,685			3,591	6.1%	120,219	125,834	5,615	4.7%
Sales commissions:
Sales-based (1)	52,452	53,630	52,343	54,057	62,814	70,509			16,878	31.5%	106,082	133,322	27,240	25.7%
Asset-based (2)	54,276	55,085	58,793	58,388	64,208	66,525			11,440	20.8%	109,361	130,733	21,372	19.5%
Other sales commissions	4,147	4,907	5,064	4,303	4,117	5,120			213	4.3%	9,054	9,237	183	2.0%
Interest expense	6,690	6,686	6,632	6,586	6,771	6,099			(587)	-8.8%	13,376	12,870	(505)	-3.8%
Contract acquistion costs (4)	14,984	12,602	12,568	15,079	13,533	15,724			3,122	24.8%	27,586	29,257	1,671	6.1%
Other operating expenses	89,534	83,189	79,354	84,572	100,943	88,567			5,378	6.5%	172,723	189,510	16,787	9.7%
Loss on extinguishment of debt	—	—	—	—	—	—			—	#DIV/0!	—	—	—	#DIV/0!
Total benefits and expenses	523,095	499,489	512,131	529,297	563,594	795,578			296,089	59.3%	1,022,584	1,359,172	336,588	32.9%
Income before income taxes	166,942	188,896	198,801	197,041	179,236	7,797			(181,099)	-95.9%	355,838	187,033	(168,805)	-47.4%
Income taxes	38,843	44,392	46,738	45,106	41,332	6,626			(37,765)	-85.1%	83,235	47,958	(35,277)	-42.4%
Net Income	$128,099	$144,504	$152,063	$151,935	$137,904	$1,171			$(143,334)	-99.2%	$272,603	$139,074	$(133,529)	-49.0%

Income Before Income Taxes by Segment
Term Life Insurance	$130,540	$140,115	$141,223	$140,285	$138,367	$147,780			$7,665	5.5%	$270,655	$286,147	$15,493	5.7%
Investment & Savings Products	56,107	59,583	64,374	62,763	65,563	74,783			15,200	25.5%	115,691	140,346	24,655	21.3%
Senior Health	(3,762)	(6,033)	(7,583)	(2,681)	(14,153)	(264,972)			(258,939)	nm	(9,795)	(279,125)	(269,330)	nm
Corporate & Other Distributed Products	(15,944)	(4,769)	787	(3,327)	(10,542)	50,206			54,975	nm	(20,713)	39,664	60,377	nm
Income before income taxes	$166,942	$188,896	$198,801	$197,041	$179,236	$7,797			$(181,099)	-95.9%	$355,838	$187,033	$(168,805)	-47.4%

(1)
Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities.
(2)
Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees.
(3)
Account-based - revenues relating to the fee generating client accounts we administer.
(4)
Contract acquisition costs (CAC) - Includes direct marketing costs incurred to acquire Senior Health product leads through internal and external sources, including commissions paid to Primerica representatives, as well as Senior Health agent compensation, training and licensing costs.

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Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

									YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change	YTD 2023	YTD 2024	$ Change	% Change
Reconciliation from Term Life Insurance Direct Premiums to Term Life Insurance Adjusted Direct Premiums
Term Life Insurance direct premiums	$812,880	$823,297	$826,665	$829,918	$836,321	$840,668			$17,371	2.1%	$1,636,177	$1,676,989	$40,812	2.5%
Less: Premiums ceded to IPO Coinsurers	220,240	216,740	212,951	210,310	206,502	201,566			(15,174)	-7.0%	436,980	408,068	(28,912)	-6.6%
Term Life Insurance adjusted direct premiums	$592,640	$606,557	$613,714	$619,608	$629,819	$639,102			$32,545	5.4%	$1,199,197	$1,268,921	$69,724	5.8%

Reconciliation from Term Life Insurance Ceded Premiums to Term Life Insurance Other Ceded Premiums
Term Life Insurance ceded premiums	$(404,044)	$(423,704)	$(409,801)	$(410,456)	$(408,558)	$(426,348)			$(2,644)	-0.6%	$(827,747)	$(834,906)	$(7,159)	-0.9%
Less: Premiums ceded to IPO Coinsurers	(220,240)	(216,740)	(212,951)	(210,310)	(206,502)	(201,566)			15,174	7.0%	(436,980)	(408,068)	28,912	6.6%
Term Life Insurance other ceded premiums	$(183,804)	$(206,964)	$(196,849)	$(200,146)	$(202,056)	$(224,782)			$(17,818)	-8.6%	$(390,767)	$(426,838)	$(36,071)	-9.2%

Reconciliation from Net Investment Income to Adjusted Net Investment Income
Net Investment Income	$31,065	$32,398	$34,730	$37,644	$37,806	$38,452			$6,054	18.7%	$63,462	$76,258	$12,796	20.2%
Less: MTM investment adjustments	(327)	(852)	(481)	1,215	(137)	189			nm	nm	(1,179)	52	nm	nm
Adjusted net investment income	$31,392	$33,250	$35,212	$36,429	$37,943	$38,263			$5,013	15.1%	$64,642	$76,206	$11,564	17.9%

Reconciliation from Other Operating Expenses to Adjusted other operating expenses
Other operating expenses	$89,534	$83,189	$79,354	$84,572	$100,943	$88,567			$5,378	6.5%	$172,723	$189,510	$16,787	9.7%
Less: Restructuring costs	—	—	—	—	—	824			nm	nm	—	824	nm	nm
Adjusted other operating expenses	$89,534	$83,189	$79,354	$84,572	$100,943	$87,743			$4,554	5.5%	$172,723	$188,686	$15,963	9.2%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$690,036	$688,385	$710,932	$726,338	$742,829	$803,375			$114,990	16.7%	$1,378,422	$1,546,205	$167,783	12.2%
Less: Investment (losses) gains	(4,608)	(328)	(1,795)	835	1,305	(99)			nm	nm	(4,936)	1,206	nm	nm
Less: MTM investment adjustments	(327)	(852)	(481)	1,215	(137)	189			nm	nm	(1,179)	52	nm	nm
Less: Insurance claim proceeds	—	—	—	—	—	50,000			nm	nm	—	50,000	nm	nm
Adjusted operating revenues	$694,972	$689,565	$713,208	$724,288	$741,661	$753,285			$63,720	9.2%	$1,384,537	$1,494,946	$110,410	8.0%

Reconciliation from Income Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income before income taxes	$166,942	$188,896	$198,801	$197,041	$179,236	$7,797			$(181,099)	-95.9%	$355,838	$187,033	$(168,805)	-47.4%
Less: Investment (losses) gains	(4,608)	(328)	(1,795)	835	1,305	(99)			nm	nm	(4,936)	1,206	nm	nm
Less: MTM investment adjustments	(327)	(852)	(481)	1,215	(137)	189			nm	nm	(1,179)	52	nm	nm
Less: Insurance claim proceeds	—	—	—	—	—	50,000			nm	nm	—	50,000	nm	nm
Less: Restructuring costs	—	—	—	—	—	(824)			nm	nm	—	(824)	nm	nm
Less: Impairment of goodwill	—	—	—	—	—	(127,707)			nm	nm	—	(127,707)	nm	nm
Less: Impairment of other long-lived assets	—	—	—	—	—	(125,900)			nm	nm	—	(125,900)	nm	nm
Adjusted operating income before income taxes	$171,877	$190,076	$201,077	$194,991	$178,067	$212,138			$22,063	11.6%	$361,953	$390,205	$28,253	7.8%

Reconciliation from Net Income to Adjusted Net Operating Income
Net income	$128,099	$144,504	$152,063	$151,935	$137,904	$1,171			$(143,334)	-99.2%	$272,603	$139,074	$(133,529)	-49.0%
Less: Investment (losses) gains	(4,608)	(328)	(1,795)	835	1,305	(99)			nm	nm	(4,936)	1,206	nm	nm
Less: MTM investment adjustments	(327)	(852)	(481)	1,215	(137)	189			nm	nm	(1,179)	52	nm	nm
Less: Insurance claim proceeds	—	—	—	—	—	50,000			nm	nm	—	50,000	nm	nm
Less: Restructuring costs	—	—	—	—	—	(824)			nm	nm	—	(824)	nm	nm
Less: Impairment of goodwill	—	—	—	—	—	(127,707)			nm	nm	—	(127,707)	nm	nm
Less: Tax impact of preceding items	1,151	277	535	(469)	(269)	18,720			nm	nm	1,428	18,451	nm	nm
Less: Impairment of other long-lived assets	—	—	—	—	—	(125,900)			nm	nm	—	(125,900)	nm	nm
Less: Deferred tax benefit of preceding item	—	—	—	—	—	35,126			nm	nm	—	35,126	nm	nm
Less: Valuation allowance on Senior Health NOLs	—	—	—	—	—	(11,080)			nm	nm	—	(11,080)	nm	nm
Adjusted net operating income	$131,883	$145,407	$153,804	$150,354	$137,005	$162,746			$17,339	11.9%	$277,290	$299,751	$22,460	8.1%

7 of 18

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

									YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change	YTD 2023	YTD 2024	$ Change	% Change
Reconciliation from Senior Health Income Before Income Taxes to Senior Health Adjusted Operating Income Before Income Taxes
Income before income taxes	$(3,762)	$(6,033)	$(7,583)	$(2,681)	$(14,153)	$(264,972)			$(258,939)	nm	$(9,795)	$(279,125)	$(269,330)	nm
Less: Impairment of goodwill	—	—	—	—	—	(127,707)			nm	nm	—	(127,707)	nm	nm
Less: Impairment of other long-lived assets	—	—	—	—	—	(125,900)			nm	nm	—	(125,900)	nm	nm
Adjusted operating income before income taxes	$(3,762)	$(6,033)	$(7,583)	$(2,681)	$(14,153)	$(11,365)			$(5,332)	-88.4%	$(9,795)	$(25,518)	$(15,723)	nm

Reconciliation from C&O Income Before Income Taxes to C&O Adjusted Operating Income Before Income Taxes
Income before income taxes	$(15,944)	$(4,769)	$787	$(3,327)	$(10,542)	$50,206			$54,975	nm	$(20,713)	$39,664	$60,377	nm
Less: Investment (losses) gains	(4,608)	(328)	(1,795)	835	1,305	(99)			nm	nm	(4,936)	1,206	nm	nm
Less: MTM investment adjustments	(327)	(852)	(481)	1,215	(137)	189			nm	nm	(1,179)	52	nm	nm
Less: Insurance claim proceeds	—	—	—	—	—	50,000			nm	nm	—	50,000	nm	nm
Less: Restructuring costs	—	—	—	—	—	(824)			nm	nm	—	(824)	nm	nm
Adjusted operating income before income taxes	$(11,008)	$(3,589)	$3,063	$(5,377)	$(11,710)	$940			$4,530	126.2%	$(14,598)	$(10,770)	$3,828	26.2%

8 of 18

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change	YTD 2023	YTD 2024	$ Change	% Change
Term Life Insurance Income Before Income Taxes
Revenues:
Direct Premiums	$812,880	$823,297	$826,665	$829,918	$836,321	$840,668			$17,371	2.1%	$1,636,177	$1,676,989	$40,812	2.5%
Premiums ceded to IPO coinsurers (1)	(220,240)	(216,740)	(212,951)	(210,310)	(206,502)	(201,566)			15,174	7.0%	(436,980)	(408,068)	28,912	6.6%
Adjusted direct premiums (2)	592,640	606,557	613,714	619,608	629,819	639,102			32,545	5.4%	1,199,197	1,268,921	69,724	5.8%
Other ceded premiums (3)	(183,804)	(206,964)	(196,849)	(200,146)	(202,056)	(224,782)			(17,818)	-8.6%	(390,767)	(426,838)	(36,071)	-9.2%
Net premiums	408,836	399,594	416,864	419,462	427,762	414,320			14,727	3.7%	808,430	842,083	33,653	4.2%
Other, net	12,233	12,280	11,909	11,865	12,649	12,624			345	2.8%	24,513	25,274	761	3.1%
Revenues	421,069	411,873	428,773	431,327	440,412	426,944			15,071	3.7%	832,942	867,356	34,414	4.1%

Benefits and expenses:
Benefits and claims	158,940	143,855	158,508	160,782	163,847	146,268			2,413	1.7%	302,795	310,115	7,320	2.4%
Future policy benefits remeasurement (gain)/loss	1,035	(1,312)	251	(187)	(319)	(4,280)			(2,968)	nm	(277)	(4,599)	(4,322)	nm
Amortization of DAC	66,068	66,004	67,720	69,012	70,491	71,916			5,912	9.0%	132,072	142,407	10,335	7.8%
Insurance commissions	4,590	5,496	4,373	5,356	6,047	3,785			(1,710)	-31.1%	10,086	9,833	(253)	-2.5%
Insurance expenses	59,896	57,717	56,698	56,080	61,979	61,476			3,759	6.5%	117,613	123,454	5,842	5.0%
Benefits and expenses	290,529	271,759	287,549	291,042	302,044	279,164			7,406	2.7%	562,288	581,209	18,921	3.4%
Income before income taxes	$130,540	$140,115	$141,224	$140,285	$138,367	$147,780			$7,665	5.5%	$270,655	$286,147	$15,493	5.7%

Total Term Life Insurance - Financial Analysis
Post-IPO direct premiums (4)	$477,227	$489,826	$495,769	$499,965	$508,687	$517,691			$27,865	5.7%	$967,054	$1,026,378	$59,324	6.1%
Pre-IPO direct premiums (5)	335,652	333,471	330,896	329,953	327,634	322,977			(10,494)	-3.1%	669,123	650,611	(18,512)	-2.8%
Total direct premiums	$812,880	$823,297	$826,665	$829,918	$836,321	$840,668			$17,371	2.1%	$1,636,177	$1,676,989	$40,812	2.5%

Premiums ceded to IPO coinsurers	$220,240	$216,740	$212,951	$210,310	$206,502	$201,566			$(15,174)	-7.0%	$436,980	$408,068	$(28,912)	-6.6%
% of Pre-IPO direct premiums	65.6%	65.0%	64.4%	63.7%	63.0%	62.4%			nm	nm	65.3%	62.7%	nm	nm

Benefits and claims, net (6)	$343,779	$349,506	$355,608	$360,741	$365,584	$366,770			$17,264	4.9%	$693,285	$732,353	$39,068	5.6%
% of adjusted direct premiums	58.0%	57.6%	57.9%	58.2%	58.0%	57.4%			nm	nm	57.8%	57.7%	nm	nm

DAC amortization & insurance commissions	$70,657	$71,500	$72,093	$74,367	$76,538	$75,701			$4,201	5.9%	$142,157	$152,239	$10,082	7.1%
% of adjusted direct premiums	11.9%	11.8%	11.7%	12.0%	12.2%	11.8%			nm	nm	11.9%	12.0%	nm	nm

Insurance expenses, net (7)	$47,663	$45,437	$44,789	$44,215	$49,329	$48,851			$3,414	7.5%	$93,100	$98,181	$5,081	5.5%
% of adjusted direct premiums	8.0%	7.5%	7.3%	7.1%	7.8%	7.6%			nm	nm	7.8%	7.7%	nm	nm

Total Term Life income before income taxes	$130,540	$140,115	$141,224	$140,285	$138,367	$147,780			$7,665	5.5%	$270,655	$286,147	$15,493	5.7%
Term Life operating margin (8)	22.0%	23.1%	23.0%	22.6%	22.0%	23.1%			nm	nm	22.6%	22.6%	nm	nm

(1)
Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.
(2)
Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)
Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.
(4)
Post-IPO direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions.
(5)
Pre-IPO direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions.
(6)
Benefits and claims, net - benefits & claims and remeasurement (gain)/loss net of other ceded premiums which are largely yearly renewable term.
(7)
Insurance expenses, net - insurance expenses net of other, net revenues.
(8)
Term Life Insurance operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums.

9 of 18

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q2				YOY YTD
	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change	YTD 2023	YTD 2024	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	135,208	136,430	137,806	139,053	141,572	142,855			6,425	4.7%	135,208	141,572	6,364	4.7%
New life-licensed representatives	11,118	12,638	12,311	13,029	12,949	14,402			1,764	14.0%	23,756	27,351	3,595	15.1%
Non-renewal and terminated representatives	(9,896)	(11,262)	(11,064)	(10,510)	(11,666)	(11,468)			(206)	-1.8%	(21,158)	(23,134)	(1,976)	-9.3%
Life-insurance licensed sales force, end of period	136,430	137,806	139,053	141,572	142,855	145,789			7,983	5.8%	137,806	145,789	7,983	5.8%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$70.7	$82.0	$74.0	$75.6	$73.1	$86.7			$4.7	5.7%	$152.7	$159.7	$7.0	4.6%
Additions and increases in premium	18.2	19.7	18.7	17.7	18.1	19.9			0.2	0.9%	37.9	38.0	0.1	0.2%
Total estimated annualized issued term life premium	$88.9	$101.7	$92.7	$93.3	$91.2	$106.5			$4.9	4.8%	$190.6	$197.7	$7.1	3.7%

Issued term life policies	84,561	96,953	88,589	88,757	86,587	100,768			3,815	3.9%	181,514	187,355	5,841	3.2%
Estimated average annualized issued term life premium per policy (1)(2)	$836	$846	$836	$852	$844	$860			$15	1.7%	$841	$853	$11	1.4%

Term life face amount in-force, beginning of period ($mills)	$916,808	$922,845	$934,867	$937,856	$944,609	$947,101			$24,256	2.6%	$916,808	$944,609	$27,802	3.0%
Issued term life face amount (3)	28,124	32,203	29,452	29,322	28,725	33,155			952	3.0%	60,327	61,880	1,553	2.6%
Terminated term life face amount	(22,210)	(22,583)	(24,143)	(25,293)	(23,323)	(28,241)			(5,658)	-25.1%	(44,793)	(51,564)	(6,770)	-15.1%
Foreign currency impact, net	124	2,401	(2,320)	2,724	(2,911)	(1,134)			(3,536)	-147.2%	2,525	(4,046)	(6,571)	nm
Term life face amount in-force, end of period	$922,845	$934,867	$937,856	$944,609	$947,101	$950,880			$16,014	1.7%	$934,867	$950,880	$16,014	1.7%

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.
(2)
In whole dollars.
(3)
Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders.

10 of 18

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q2				YOY YTD
(Dollars in thousands, except as noted)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change	YTD 2023	YTD 2024	$ Change	% Change
Investment & Savings Products Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$72,388	$74,958	$72,996	$76,274	$88,746	$101,178			$26,220	35.0%	$147,346	$189,924	$42,577	28.9%
Asset-based	111,904	113,335	119,413	118,303	128,532	132,765			19,430	17.1%	225,239	261,297	36,058	16.0%
Account-based	22,790	23,095	23,344	23,960	23,180	23,740			644	2.8%	45,886	46,919	1,034	2.3%
Other, net	3,120	3,121	3,145	3,119	3,258	3,224			103	3.3%	6,240	6,482	242	3.9%
Revenues	210,202	214,509	218,898	221,656	243,716	260,906			46,397	21.6%	424,712	504,622	79,910	18.8%

Benefits and expenses:
Amortization of DAC	1,493	1,409	1,311	1,267	1,201	1,478			69	4.9%	2,901	2,679	(223)	-7.7%
Insurance commissions	3,308	3,273	3,321	3,246	3,400	3,343			70	2.1%	6,581	6,743	161	2.5%
Sales commissions:
Sales-based	52,452	53,630	52,343	54,057	62,814	70,509			16,878	31.5%	106,082	133,322	27,240	25.7%
Asset-based	54,276	55,085	58,793	58,388	64,208	66,525			11,440	20.8%	109,361	130,733	21,372	19.5%
Other operating expenses	42,567	41,529	38,757	41,935	46,531	44,269			2,740	6.6%	84,095	90,800	6,704	8.0%
Benefits and expenses	154,095	154,926	154,524	158,893	178,153	186,123			31,197	20.1%	309,021	364,276	55,255	17.9%
Income before income taxes	$56,107	$59,583	$64,374	$62,763	$65,563	$74,783			$15,200	25.5%	$115,691	$140,346	$24,655	21.3%

Financial Analysis

Fees paid based on client asset values (1)	$8,034	$8,142	$8,608	$8,102	$9,342	$9,548			$1,406	17.3%	$16,176	$18,890	$2,714	16.8%
Fees paid based on fee-generating positions (2)	11,528	10,216	9,469	10,270	11,426	10,483			267	2.6%	21,744	21,909	165	0.8%
Other operating expenses	23,005	23,171	20,680	23,563	25,763	24,238			1,067	4.6%	46,176	50,001	3,825	8.3%
Total other operating expenses	$42,567	$41,529	$38,757	$41,935	$46,531	$44,269			$2,740	6.6%	$84,095	$90,800	$6,704	8.0%

Sales-based variable margin as % of revenue-generating sales (3)
U.S.	1.21%	1.21%	1.22%	1.27%	1.25%	1.33%			nm	nm	1.21%	1.29%	nm	nm
Canada	0.33%	0.37%	0.41%	0.45%	0.48%	0.37%			nm	nm	0.34%	0.43%	nm	nm
Total	1.13%	1.16%	1.17%	1.22%	1.19%	1.27%			nm	nm	1.15%	1.23%	nm	nm

Asset-based variable margin as % of average asset values (4)
U.S.	0.042%	0.041%	0.042%	0.042%	0.041%	0.041%			nm	nm	0.084%	0.082%	nm	nm
Canada	0.102%	0.104%	0.105%	0.105%	0.104%	0.104%			nm	nm	0.206%	0.208%	nm	nm
Total	0.052%	0.051%	0.052%	0.052%	0.051%	0.050%			nm	nm	0.103%	0.101%	nm	nm

Account-based variable margin per average fee generating position (5)(6)	$3.58	$4.07	$4.36	$4.29	$3.67	$4.10			nm	nm	$7.65	$7.77	nm	nm

(1)
Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values.
(2)
Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions.
(3)
Sales-based variable margin - commission and fee revenue less commissions paid to the sales force based on product sales activity.
(4)
Asset-based variable margin - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds.
(5)
Account-based variable margin - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions and certain direct general expenses.
(6)
In whole dollars.

11 of 18

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q2				YOY YTD
	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change	YTD 2023	YTD 2024	$ Change	% Change
Key Statistics

Product sales ($mills)
U.S. Retail Mutual Funds	$971.7	$998.5	$956.9	$970.9	$1,162.2	$1,228.6			$230.1	23.0%	$1,970.2	$2,390.7	$420.6	21.3%
Canada Retail Mutual Funds	149.8	106.2	110.1	112.0	179.6	147.6			41.4	38.9%	256.0	327.2	71.2	27.8%
Indexed Annuities	80.7	89.3	72.7	68.9	81.0	98.0			8.6	9.7%	170.0	179.0	8.9	5.3%
Variable Annuities and other	556.4	649.1	628.8	671.9	756.0	941.4			292.4	45.0%	1,205.5	1,697.4	491.9	40.8%
Total sales-based revenue generating product sales	1,758.6	1,843.1	1,768.5	1,823.7	2,178.8	2,415.6			572.5	31.1%	3,601.7	4,594.3	992.7	27.6%
Managed Accounts	306.1	317.0	236.0	353.2	370.9	456.1			139.1	43.9%	623.1	827.0	203.8	32.7%
Canada Retail Mutual Funds - no upfront sales comm	183.4	193.6	152.4	161.8	197.7	196.5			2.9	1.5%	377.0	394.2	17.3	4.6%
Segregated Funds	51.9	27.9	17.4	17.2	23.0	14.8			(13.2)	-47.1%	79.8	37.8	(42.1)	-52.7%
Total product sales	$2,300.0	$2,381.6	$2,174.2	$2,355.9	$2,770.4	$3,082.9			$701.3	29.4%	$4,681.6	$5,853.3	$1,171.7	25.0%

Total Canada Retail Mutual Funds	$333.2	$299.8	$262.5	$273.8	$377.4	$344.1			$44.3	14.8%	$633.0	$721.4	$88.5	14.0%
Segregated Funds	51.9	27.9	17.4	17.2	23.0	14.8			(13.2)	-47.1%	79.8	37.8	(42.1)	-52.7%
Total Canada product sales	385.0	327.7	279.8	291.0	400.4	358.8			31.1	9.5%	712.8	759.2	46.4	6.5%
Total U.S. product sales	1,914.9	2,053.9	1,894.4	2,065.0	2,370.0	2,724.1			670.2	32.6%	3,968.8	5,094.1	1,125.3	28.4%
Total product sales	$2,300.0	$2,381.6	$2,174.2	$2,355.9	$2,770.4	$3,082.9			$701.3	29.4%	$4,681.6	$5,853.3	$1,171.7	25.0%

Client asset values, beginning of period ($mills)	$83,949	$87,621	$91,646	$88,441	$96,735	$103,340			$15,719	17.9%	$83,949	$96,735	$12,786	15.2%
Inflows	2,300	2,382	2,174	2,356	2,770	3,083			701	29.4%	4,682	5,853	1,172	25.0%
Outflows (1)	(1,658)	(1,839)	(1,982)	(2,184)	(2,497)	(2,660)			(821)	-44.6%	(3,497)	(5,157)	(1,659)	-47.4%
Net flows	642	542	192	172	274	423			(119)	-22.0%	1,184	697	(488)	-41.2%
Foreign currency impact, net	16	315	(303)	344	(392)	(163)			(478)	nm	330	(555)	(885)	nm
Change in market value, net and other (2)	3,014	3,168	(3,094)	7,777	6,724	1,512			(1,656)	-52.3%	6,182	8,236	2,054	33.2%
Client asset values, end of period	$87,621	$91,646	$88,441	$96,735	$103,340	$105,112			$13,467	14.7%	$91,646	$105,112	$13,467	14.7%
Annualized net flows as % of beginning of period asset values	3.1%	2.5%	0.8%	0.8%	1.1%	1.6%			-0.8%	nm	2.8%	1.4%	-1.4%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$42,096	$43,225	$44,748	$44,622	$49,013	$50,560			$7,335	17.0%	$42,661	$49,787	$7,126	16.7%
Canada Retail Mutual Funds	11,345	11,567	11,817	11,722	12,850	13,259			1,692	14.6%	11,456	13,055	1,598	14.0%
Managed Accounts	7,338	7,613	7,850	7,851	8,806	9,376			1,763	23.2%	7,475	9,091	1,616	21.6%
Indexed Annuities	2,729	2,760	2,793	2,807	2,824	2,868			108	3.9%	2,745	2,846	101	3.7%
Variable Annuities and other	20,744	21,323	21,999	21,762	23,665	24,663			3,340	15.7%	21,034	24,164	3,131	14.9%
Segregated Funds	2,329	2,324	2,298	2,232	2,344	2,266			(57)	-2.5%	2,326	2,305	(21)	-0.9%
Total	$86,581	$88,813	$91,505	$90,995	$99,502	$102,993			$14,181	16.0%	$87,697	$101,247	$13,551	15.5%

Canada Retail Mutual Funds	$11,345	$11,567	$11,817	$11,722	$12,850	$13,259			$1,692	14.6%	$11,456	$13,055	$1,598	14.0%
Segregated Funds	2,329	2,324	2,298	2,232	2,344	2,266			(57)	-2.5%	2,326	2,305	(21)	-0.9%
Total Canada average client assets	13,674	13,891	14,115	13,954	15,194	15,526			1,635	11.8%	13,782	15,360	1,577	11.4%
Total U.S. average client assets	72,907	74,922	77,391	77,042	84,308	87,468			12,546	16.7%	73,915	85,888	11,973	16.2%
Total average client assets	$86,581	$88,813	$91,505	$90,995	$99,502	$102,993			$14,181	16.0%	$87,697	$101,247	$13,551	15.5%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,316	2,331	2,342	2,351	2,359	2,378			47	2.0%	2,324	2,369	45	1.9%
Recordkeeping only	829	834	839	842	847	857			23	2.7%	832	852	20	2.4%
Total	3,145	3,165	3,181	3,193	3,206	3,235			70	2.2%	3,155	3,221	65	2.1%

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the Company's recordkeeping platform. The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available. Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.
(2)
Change in market value, net - market value fluctuations net of fees and expenses.
(3)
Fee generating positions - mutual fund positions for which we receive recordkeeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 18

Senior Health - Financial Results, Financial Analysis Key Statistics	PRIMERICA, INC. Financial Supplement

YOY Q2	YOY YTD
(Dollars in thousands, except as noted)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change	YTD 2023	YTD 2024	$ Change	% Change
Senior Health Income Before Income Taxes
Revenues:
Commissions and fees (1)	$15,755	$11,371	$11,388	$19,049	$6,077	$11,576	$205	1.8%	$27,125	$17,652	$(9,473)	-34.9%
Other, net (2)	2,955	3,519	2,048	1,099	803	845	(2,674)	-76.0%	6,474	1,648	(4,826)	-74.5%
Revenues	18,710	14,889	13,436	20,148	6,880	12,420	(2,469)	-16.6%	33,599	19,300	(14,299)	-42.6%

Benefits and expenses:
Contract acquisition costs (3)	14,984	12,602	12,568	15,079	13,533	15,724	3,122	24.8%	27,586	29,257	1,671	6.1%
Other operating expenses	7,488	8,320	8,451	7,750	7,500	8,061	(259)	-3.1%	15,808	15,561	(247)	-1.6%
Adjusted operating benefits and expenses	22,471	20,922	21,019	22,829	21,033	23,785	2,863	13.7%	43,394	44,818	1,424	3.3%

Adjusted operating income before income taxes	$(3,762)	$(6,033)	$(7,583)	$(2,681)	$(14,153)	$(11,365)	$(5,332)	-88.4%	$(9,795)	$(25,518)	$(15,723)	nm

Senior Health EBITDA
Adjusted operating income before income taxes	$(3,762)	$(6,033)	$(7,583)	$(2,681)	$(14,153)	$(11,365)	$(5,332)	-88.4%	$(9,795)	$(25,518)	$(15,723)	nm
Less: Amortization of intangibles	(2,800)	(2,800)	(2,800)	(2,800)	(2,800)	(2,800)	—	nm	(5,600)	(5,600)	—	nm
Less: Depreciation	(200)	(160)	(166)	(173)	(144)	(119)	41	25.7%	(360)	(263)	97	27.0%
Adjusted EBITDA (4)	$(762)	$(3,073)	$(4,617)	$292	$(11,209)	$(8,446)	$(5,373)	nm	$(3,834)	$(19,655)	$(15,821)	nm

Financial Analysis and Key Statistics
Senior Health submitted policies (5)	19,826	13,885	10,718	18,663	16,068	15,767	1,882	13.6%	33,711	31,835	(1,876)	-5.6%
Senior Health approved policies (6)	18,413	12,915	9,948	17,181	15,023	14,646	1,731	13.4%	31,328	29,669	(1,659)	-5.3%

Primerica representatives Senior Health certified (7)	94,623	94,335	93,217	89,082	81,348	66,371	(27,964)	-29.6%	94,335	66,371	(27,964)	-29.6%
Senior Health submitted policies sourced by Primerica representatives	2,073	1,707	1,549	5,111	2,051	1,425	(282)	-16.5%	3,780	3,476	(304)	-8.0%

LTV per approved policy (8)	$856	$880	$911	$1,109	$926	$914	$34	3.8%	$866	$920	$54	6.3%
CAC per approved policy (8)	$814	$976	$1,263	$878	$901	$1,074	$98	10.0%	$881	$986	$106	12.0%
LTV / CAC multiple	1.1	x	0.9	x	0.7	x	1.3	x	1.0	x	0.9	x	-0.1	x	nm	1.0	x	0.9	x	-0.1	x	nm

(1)
Commission revenue recognized based on the estimated Lifetime value (LTV) to be collected over the estimated life of an approved policy for the relevant period based on multiple factors, including but not limited to contracted commission rates, carrier mix, expected policy turnover, historical chargeback activity and applied constraints. Adjustments to revenue outside of LTV for approved policies from prior periods are recognized when our cash collections are different, or are expected to be, from the estimated constrained LTV’s which we refer to as tail revenue.
(2)
Primarily reflects marketing development revenues, which are non-commission revenues received from carriers to support marketing efforts and lead acquisition.
(3)
Contract acquisition costs (CAC) - Includes direct marketing costs incurred to acquire leads through internal and external sources, including commissions paid to Primerica representatives, as well as ETQ agent compensation, training and licensing costs.
(4)
Adjusted EBITDA - Earnings before interest, taxes, depreciation, amortization and certain adjustments for non-cash or non-recurring expenses including purchase accounting adjustments.
(5)
Senior Health submitted policies - represents the number of completed applications that, with respect to each such application, the applicant has authorized us to submit to the health insurance carrier. The applicant may need to take additional actions, including providing subsequent information before the application is reviewed by the health insurance carrier.
(6)
Senior Health approved policies - represent an estimate of submitted policies approved by health insurance carriers during the indicated period. Not all approved policies will go in force.
(7)
A Primerica independent contractor sales representative does not need to be life-insurance licensed in order to obtain a Primerica Senior Health certification.
(8)
In whole dollars.

13 of 18

Corporate Other Distributed Products - Financial Results	PRIMERICA, INC. Financial Supplement

									YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change	YTD 2023	YTD 2024	$ Change	% Change
Corporate & Other Distributed Products Income Before Income Taxes
Revenues:
Direct premiums	$4,993	$4,999	$5,016	$4,358	$4,725	$4,690			$(309)	-6.2%	$9,991	$9,415	$(576)	-5.8%
Ceded premiums	(1,304)	(1,562)	(1,215)	273	(1,205)	(1,213)			349	22.3%	(2,866)	(2,419)	447	15.6%
Net premiums	3,689	3,436	3,801	4,631	3,520	3,477			40	1.2%	7,125	6,997	(129)	-1.8%
Adjusted net investment income	31,392	33,250	35,213	36,429	37,943	38,263			5,013	15.1%	64,641	76,206	11,564	17.9%
Commissions and fees:
Prepaid legal services	3,991	4,421	5,311	3,806	3,591	3,924			(497)	-11.2%	8,412	7,516	(896)	-10.7%
Auto and homeowners insurance	1,831	2,349	2,951	2,133	1,777	2,413			64	2.7%	4,180	4,190	10	0.3%
Mortgage loans	1,211	1,775	1,733	1,530	1,499	2,211			436	24.6%	2,987	3,711	724	24.2%
Other sales commissions	1,676	1,826	1,765	1,781	1,618	1,963			137	7.5%	3,502	3,581	79	2.3%
Adjusted other, net	1,200	1,236	1,327	846	704	764			(472)	-38.2%	2,436	1,467	(969)	-39.8%
Adjusted operating revenues	44,990	48,293	52,102	51,157	50,653	53,014			4,721	9.8%	93,283	103,668	10,384	11.1%

Benefits and expenses:
Benefits and claims	4,327	5,057	3,554	7,957	2,475	3,762			(1,295)	-25.6%	9,384	6,236	(3,148)	-33.5%
Future policy benefits remeasurement (gain)/loss	(477)	(554)	(72)	933	374	(49)			505	91.1%	(1,031)	325	1,356	131.5%
Amortization of DAC	362	697	375	99	357	250			(448)	-64.2%	1,060	606	(453)	-42.8%
Insurance commissions	241	373	217	429	187	271			(102)	-27.4%	614	458	(156)	-25.4%
Insurance expenses	1,229	1,377	1,123	1,341	1,171	1,209			(168)	-12.2%	2,606	2,380	(226)	-8.7%
Sales commissions	4,147	4,907	5,064	4,303	4,117	5,120			213	4.3%	9,054	9,237	183	2.0%
Interest expense	6,690	6,686	6,632	6,586	6,771	6,099			(587)	-8.8%	13,376	12,870	(505)	-3.8%
Adjusted other operating expenses	39,480	33,340	32,146	34,886	46,913	35,413			2,073	6.2%	72,820	82,325	9,506	13.1%
Adjusted benefits and expenses	55,999	51,882	49,039	56,533	62,363	52,074			192	0.4%	107,881	114,437	6,556	6.1%
Adjusted operating income before income taxes	$(11,008)	$(3,589)	$3,063	$(5,377)	$(11,710)	$940			$4,530	126.2%	$(14,598)	$(10,770)	$3,828	26.2%

14 of 18

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended June 30, 2024
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash, Cash Equivalents, and Short Term	$627,261	$627,292	$(31)	18.2%	17.0%

Fixed Income:
Treasury	16,689	17,280	(591)	0.5%	0.5%	2.90%	AAA
Government	241,161	262,376	(21,215)	7.0%	7.1%	3.23%	AA-
Tax-Exempt Municipal	32,846	35,805	(2,958)	1.0%	1.0%	2.70%	AA
Corporate	1,428,428	1,531,049	(102,621)	41.4%	41.5%	4.10%	BBB+
Mortgage Backed	447,159	516,426	(69,267)	13.0%	14.0%	3.40%	AAA
Asset Backed	232,211	240,767	(8,556)	6.7%	6.5%	4.81%	AA-
Cmbs	105,698	118,240	(12,542)	3.1%	3.2%	3.67%	AA-
Private	291,157	310,881	(19,723)	8.4%	8.4%	4.92%	BBB+
Redeemable Preferred	3,870	4,248	(378)	0.1%	0.1%	5.37%	BBB-
Total Fixed Income	2,799,219	3,037,072	(237,853)	81.1%	82.3%	4.01%	A

Equities and Other:
Perpetual Preferred	4,427	4,427	-	0.1%	0.1%
Common Stock	18,220	18,220	(0)	0.5%	0.5%
Mutual Fund	3,379	3,379	(0)	0.1%	0.1%
Total Equities	26,026	26,026	(0)	0.8%	0.7%

Total Invested Assets	$3,452,506	$3,690,391	$(237,884)	100.0%	100.0%

Public Corporate Portfolio by Sector

Insurance	$197,299	$212,848	$(15,548)	13.8%	13.9%
Energy	175,605	185,947	(10,342)	12.3%	12.1%
Consumer Non Cyclical	136,174	149,699	(13,525)	9.5%	9.8%
Reits	124,908	137,847	(12,939)	8.7%	9.0%
Consumer Cyclical	117,384	125,919	(8,534)	8.2%	8.2%
Technology	100,563	106,335	(5,772)	7.0%	6.9%
Capital Goods	89,208	94,325	(5,117)	6.2%	6.2%
Electric	85,910	90,867	(4,958)	6.0%	5.9%
Banking	85,154	86,838	(1,684)	6.0%	5.7%
Basic Industry	66,036	72,685	(6,649)	4.6%	4.7%
Finance Companies	61,824	65,640	(3,816)	4.3%	4.3%
Communications	56,489	59,846	(3,357)	4.0%	3.9%
Transportation	51,600	55,054	(3,453)	3.6%	3.6%
Brokerage	48,389	52,645	(4,256)	3.4%	3.4%
Natural Gas	13,940	14,218	(278)	1.0%	0.9%
Industrial Other	5,890	6,765	(875)	0.4%	0.4%
Financial Other	5,485	5,856	(371)	0.4%	0.4%
Utility Other	4,625	5,390	(765)	0.3%	0.4%
Owned No Guarantee	1,943	2,325	(382)	0.1%	0.2%
Total Corporate portfolio	$1,428,428	$1,531,049	$(102,621)	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$236,561	$239,028	$(2,467)	8.5%	7.9%	3.88%
1-2 Yrs.	279,794	287,007	(7,213)	10.0%	9.5%	4.21%
2-5 Yrs.	777,142	815,549	(38,407)	27.8%	26.9%	4.15%
5-10 Yrs.	1,110,095	1,254,878	(144,784)	39.7%	41.3%	3.60%
> 10 Yrs.	395,627	440,609	(44,982)	14.1%	14.5%	4.84%
Total Fixed Income	$2,799,219	$3,037,072	$(237,853)	100.0%	100.0%	4.01%

Duration

Fixed Income portfolio duration	4.9	years

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

15 of 18

Investment Portfolio - Quality Ratings As of June 30, 2024	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$556,083	18.3%
AA	427,055	14.1%
A	736,558	24.3%
BBB	1,272,114	41.9%
Below Investment Grade	45,065	1.5%
NA	197	0.0%
Total Fixed Income	$3,037,072	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Public Corporate asset class:			Private Placement asset class:
Rating			Rating
AAA	$6,854	0.4%	AAA	$-	—
AA	63,318	4.1%	AA	8,987	2.9%
A	386,355	25.2%	A	82,516	26.5%
BBB	1,033,488	67.5%	BBB	218,083	70.2%
Below Investment Grade	40,859	2.7%	Below Investment Grade	1,294	0.4%
NA	176	0.0%	NA	-	—
Total Corporate	$1,531,049	100.0%	Total Private	$310,881	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$52,552	44.4%	AAA	$397,383	76.9%
AA	10,390	8.8%	AA	118,856	23.0%
A	55,298	46.8%	A	105	0.0%
BBB	-	—	BBB	-	—
Below Investment Grade	-	—	Below Investment Grade	61	0.0%
NA	-	—	NA	21	0.0%
Total CMBS	$118,240	100.0%	Total Mortgage-Backed	$516,426	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$67,508	28.0%	AAA	$31,106	11.1%
AA	32,962	13.7%	AA	165,263	59.1%
A	138,581	57.6%	A	66,885	23.9%
BBB	-	—	BBB	15,266	5.5%
Below Investment Grade	1,715	0.7%	Below Investment Grade	1,137	0.4%
NA	-	—	NA	-	—
Total Asset-Backed	$240,767	100.0%	Total Treasury & Government	$279,656	100.0%

NAIC Designations

1	$1,439,375	55.4%
2	1,145,640	42.6%
3	45,080	1.6%
4	6,161	0.3%
5	1,137	0.0%
6	0	0.0%
U.S. Insurer Fixed Income (2)	2,637,393	100.0%
Other (3)	425,705
Cash and cash equivalents	627,292
Total Invested Assets	$3,690,391

(1)
Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest.
(2)
NAIC ratings for our U.S. insurance companies' fixed income portfolios.
(3)
Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities.

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

16 of 18

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

									YOY Q2
(Dollars in thousands)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$25,806	$26,357	$27,380	$29,218	$29,936	$30,618			$4,261	16.2%
Fixed-maturity securities (held-to-maturity)	16,435	16,608	16,306	16,126	15,785	15,659			(950)	-5.7%
Equity Securities	380	380	366	397	390	323			(57)	-15.0%
Deposit asset underlying 10% reinsurance treaty	2,377	2,488	2,504	2,415	2,311	2,211			(277)	-11.1%
Deposit asset - Mark to Market	(327)	(852)	(481)	1,215	(137)	189			1,041	122.2%
Policy loans and other invested assets	(72)	352	475	542	461	544			192	54.5%
Cash & cash equivalents	5,128	5,840	6,609	6,024	6,981	6,640			800	13.7%
Total investment income	49,727	51,172	53,159	55,937	55,727	56,183			5,011	9.8%
Investment expenses	2,227	2,167	2,122	2,167	2,136	2,072			(95)	-4.4%
Interest Expense on Surplus Note	16,435	16,608	16,306	16,126	15,785	15,659			(949)	-5.7%
Net investment income	$31,065	$32,397	$34,731	$37,644	$37,806	$38,452			$6,055	18.7%
Fixed income book yield, end of period	3.57%	3.63%	3.79%	3.83%	3.93%	4.01%
New money yield	5.57%	5.46%	6.04%	6.67%	5.70%	5.78%

									YOY Q2
	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	20.8%	20.7%	19.0%	18.9%	18.9%	18.3%			-2.4%
AA	11.3%	11.4%	14.3%	14.9%	14.8%	14.1%			2.6%
A	25.0%	24.8%	24.8%	24.9%	24.1%	24.3%			-0.5%
BBB	40.5%	40.9%	39.7%	39.4%	40.5%	41.9%			1.0%
Below Investment Grade	2.2%	2.0%	1.9%	2.0%	1.6%	1.5%			-0.5%
NA	0.2%	0.1%	0.3%	0.0%	0.0%	0.0%			-0.1%
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%			—

	A	A	A	A	A	A

		As of June 30, 2024				As of June 30, 2024			As of June 30, 2024
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Province of Ontario Canada	$15,425	$15,928	A+	Canada	$91,063	$99,091	AAA	$695	$701
2	Canada	15,001	15,872	AAA	United Kingdom	26,614	26,775	AA	—	—
3	Province of Alberta Canada	14,572	15,636	AA-	Australia	15,891	16,960	A	10,776	12,438
4	Province of Quebec Canada	14,524	15,092	AA-	Ireland	11,578	11,100	BBB	14,010	14,816
5	Realty Income Corp	14,016	15,037	A-	Cayman Islands	11,093	11,043	Below Investment Grade	638	1,137
6	ONEOK Inc	13,881	14,385	BBB	Japan	6,667	6,700	NA	—	—
7	Ontario Teachers' Pension Plan	12,957	14,299	AA+	Mexico	6,611	7,682	Total	$26,119	$29,091
8	Boeing Co	11,569	11,838	BBB-	France	5,527	5,740
9	Intact Financial Corp	11,454	11,415	A+	Netherlands	5,419	5,490
10	Manulife Financial Corp	10,818	11,581	A	Bermuda	5,037	5,241	Non-Government Investments (1)
11	Berkshire Hathaway Inc	10,618	10,644	AA	Luxembourg	4,960	4,700
12	TC Energy Corp	10,038	11,168	BBB+	Israel	3,540	3,563	AAA	$11,225	$11,147
13	Province of Nova Scotia Canada	9,690	10,249	AA-	Malta	3,130	3,130	AA	11,996	11,946
14	Alimentation Couche-Tard Inc	9,536	9,668	BBB-	Germany	2,975	2,990	A	62,455	64,049
15	Morgan Stanley	9,428	9,617	BBB+	Brazil	2,227	2,351	BBB	141,791	149,489
16	Province of Saskatchewan Canada	9,291	9,596	AA	Emerging Markets (2)	11,339	12,855	Below Investment Grade	3,944	3,801
17	ConocoPhillips	9,174	10,712	A-	All Other	45,417	45,669	NA	1,557	1,557
18	Old Republic International Corp	8,679	8,720	BBB+	Total	$259,087	$271,080	Total	$232,968	$241,989
19	Fairfax Financial Holdings Ltd	8,577	9,734	BBB
20	Walmart Inc	8,471	8,661	AA
21	Tokyo Century Corp	8,467	8,974	BBB
22	Oglethorpe Power Corp	8,424	9,377	BBB+
23	Kemper Corp	8,331	9,091	BBB-
24	Broadcom Inc	8,269	8,672	BBB
25	Brookfield Corp	8,255	8,434	A+
	Total	$269,465	$284,398

	% of total fixed income portfolio	7.8%	7.7%

(1)
US$ denominated investments in issuers outside of the United States based on country of risk.
(2)
Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa.

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

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Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2019	2020	2021	2022	2023	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024

Recruits	282,207	400,345	349,374	359,735	361,925	93,540	86,124	92,269	89,992	110,710	96,563

Life-insurance licensed sales force, beginning of period	130,736	130,522	134,907	129,515	135,208	135,208	136,430	137,806	139,053	141,572	142,855
New life-licensed representatives	44,739	48,106	39,622	45,147	49,096	11,118	12,638	12,311	13,029	12,949	14,402
Non-renewal and terminated representatives	(44,953)	(43,721)	(45,014)	(39,454)	(42,732)	(9,896)	(11,262)	(11,064)	(10,510)	(11,666)	(11,468)
Life-insurance licensed sales force, end of period	130,522	134,907	129,515	135,208	141,572	136,430	137,806	139,053	141,572	142,855	145,789

Issued term life policies	287,809	352,868	323,855	291,918	358,860	84,561	96,953	88,589	88,757	86,587	100,768

Issued term life face amount	$93,994	$109,436	$108,521	$103,822	$119,102	$28,124	$32,203	$29,452	$29,322	$28,725	$33,155

Term life face amount in force, beginning of period	$781,041	$808,262	$858,818	$903,404	$916,808	$916,808	$922,845	$934,867	$937,856	$944,609	$947,101
Issued term life face amount	93,994	109,436	108,521	103,822	119,102	28,124	32,203	29,452	29,322	28,725	33,155
Terminated term life face amount	(71,519)	(60,848)	(64,798)	(82,894)	(94,230)	(22,210)	(22,583)	(24,143)	(25,293)	(23,323)	(28,241)
Foreign currency impact, net	4,746	1,968	862	(7,524)	2,929	124	2,401	(2,320)	2,724	(2,911)	(1,134)
Term life face amount in force, end of period	$808,262	$858,818	$903,404	$916,808	$944,609	$922,845	$934,867	$937,856	$944,609	$947,101	$950,880

Estimated annualized issued term life premium
Premium from new policies	$244.8	$303.6	$297.2	$271.9	$302.4	$70.7	$82.0	$74.0	$75.6	$73.1	$86.7
Additions and increases in premium	60.2	68.9	77.0	76.7	74.3	18.2	19.7	18.7	17.7	18.1	19.9
Total estimated annualized issued term life premium	$305.0	$372.5	$374.2	$348.5	$376.6	$88.9	$101.7	$92.7	$93.3	$91.2	$106.5

Investment & Savings product sales	$7,533.2	$7,842.5	$11,703.2	$10,009.0	$9,211.7	$2,300.0	$2,381.6	$2,174.2	$2,355.9	$2,770.4	$3,082.9

Investment & Savings average client asset values	$65,029	$69,709	$89,993	$87,193	$89,474	$86,581	$88,813	$91,505	$90,995	$99,502	$102,993

Closed U.S. Mortgage Volume (brokered)	$31.1	$442.5	$1,229.2	$567.2	$293.4	$55.6	$82.2	$82.7	$72.9	$71.4	$99.6

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